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 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                      DeAM
                            Scudder Total Return Fund
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                               Security Purchased             Comparison Security              Comparison Security
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Issuer                           METALDYNE CORP            SUN INTERNATIONAL HOTELS          ENCOMPASS SERVICES CORP
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Underwriters            CSFB, DBSI, JP Morgan, Comercia       Bear Stearns, DBAB        JP Morgan, Bank of America, Banc
                              Sec., Naionalt City                                         One, Credit Lyonnais, Credit
                           Investments, Wachovia Bank                                    Suisse, DBAB, First Union Bank,
                                                                                       Merrill Lynch, Salomon Smith Barney
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
Years of continuous                            > 3 years                      > 3 years                          > 3 years
operation, including
predecessors
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Security                            METALD 11%,6/15/2012        SIHUS 8.875,% 8/15/2011                 ESR 10.5%,5/1/2009
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Is the affiliate a                            Co-Manager                     Co-Manager                         Co-Manager
manager or co-manager
of offering?
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Name of underwriter or
dealer from which
purchased                                           CSFB                            N/A                                N/A
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Firm commitment                                      Yes                            Yes                                Yes
underwriting?
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Trade date/Date of
Offering                                       6/13/2002                       8/9/2001                          6/14/2001
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Total dollar amount of
offering sold to QIBs                    $250,000,000.00                $200,000,000.00                    $135,000,000.00
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Total dollar amount of                             $0.00                          $0.00                              $0.00
any concurrent public
offering
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Total                                    $250,000,000.00                $200,000,000.00                    $135,000,000.00
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Public offering price                            $100.00                        $100.00                             $98.26
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Price paid if other
than public offering
price                                                N/A                            N/A                                N/A
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Underwriting spread or                             3.00%                          3.00%                              3.00%
commission
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Rating                                              B3/B                        Ba3 /B+                              B2/B+
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Current yield                                     11.00%                          8.88%                             10.84%
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Total par value
purchased                150,000                                                    N/A                                N/A
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$ amount of purchase                         $150,000.00                            N/A                                N/A
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% of offering purchased
by fund                                            0.06%                            N/A                                N/A
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% of offering purchased                            4.64%                            N/A                                N/A
by associated funds
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Total                                              4.70%                            N/A                                N/A
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 Rule 10f-3 Acquisition of Securities from an Affiliate - July 1, 2002 through September 30, 2002
                            Scudder Total Return Fund
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                               Security Purchased             Comparison Security              Comparison Security
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Issuer                       GREIF BROS CORPORATION         COMPASS MINERALS GROUP               METALDYNE CORP
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Underwriters            DBSI, Salomon, Huntington, ING, Credit Suisse, JP Morgan,      CSFB, DBSI, JP Morgan, Comercia,
                        Keybank, Merrill, Natcity,      Credit Lyonnais, DBSI          Natcity, Wachovia
                        Suntrust, US Bancorp
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Years of continuous                            > 3 years                      > 3 years                          > 3 years
operation, including
predecessors
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Security                          GBCOA 8.875%, 8/1/2012          COMPAS 10%, 8/15/2011              METALD 11%, 6/15/2012
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Is the affiliate a                            Joint Lead                     Co-Manager                         Joint Lead
manager or co-manager
of offering?
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Name of underwriter or                           Salomon                            N/A                                N/a
dealer from which
purchased
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Firm commitment                                      Yes                            Yes                                Yes
underwriting?
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Trade date/Date of                             7/25/2002                     11/15/2001                          6/13/2002
Offering
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Total dollar amount of                      $250,000,000                   $250,000,000                       $250,000,000
offering sold to QIBs
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Total dollar amount of                                $0                             $0                                 $0
any concurrent public
offering
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Total                                       $250,000,000                   $250,000,000                       $250,000,000
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Public offering price        99.19                                               100.00                             100.00
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Price paid if other                                  N/A                            N/A                                N/A
than public offering
price
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Underwriting spread or                             2.08%                          2.60%                              3.00%
commission
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Rating                                             B2/B+                           B3/B                               B3/B
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Current yield                                      8.95%                         10.00%                             11.00%
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Total par value                                  $70,000                            N/A                                N/A
purchased
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$ amount of purchase                             $69,430                            N/A                                N/A
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% of offering purchased                            0.03%                            N/A                                N/A
by fund
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% of offering purchased                            3.95%                            N/A                                N/A
by associated funds
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Total                                              3.98%                            N/A                                N/A
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